Exhibit 99.1

Avalara Files Investor Presentation in Connection with Proposed Transaction with

Vista Equity Partners

Urges Shareholders to Vote “FOR” Transaction Ahead of

Special Meeting of Shareholders on October 14, 2022

SEATTLE, WA – September 26, 2022 – Avalara, Inc. (NYSE: AVLR), a leading provider of tax compliance automation for businesses of all sizes, today announced that it has filed an investor presentation highlighting the value maximizing, all-cash transaction entered into with Vista Equity Partners (“Vista”) on August 8, 2022. The presentation can be found on the investor page of Avalara’s website at investor.avalara.com.

Highlights of the presentation include:

•	The Avalara Board was strategic and proactive initiating a sale process considering the continued degradation of performance and further operating challenges anticipated as a standalone public company

•	Addressing international weakness would require a multi-year rebuild and result in year-over-year growth declines likely through 2023

•

Go-to-market transformation required to reaccelerate demand generation, as well as high sales and marketing attrition contributing to 2022 sharp sales decline, increases volatility and weighs on growth

•	Lower expected 2022 performance, major execution challenges and uncertain macroeconomic backdrop would likely have required Avalara to guide down 2022 revenue expectations

•	Conditions have worsened and peers have traded down since transaction announcement

•	The transaction delivers certain cash value with no risk at an attractive valuation and premium

•

8.8x transaction multiple represents a premium multiple compared to public software’s long-term and current trading multiple and is in the top decile for all-cash acquisitions of U.S. public software companies larger than $1 billion in the last decade

•	27% premium to undisturbed price prior to public rumors of a sale

•	Transaction multiple and premium would be even higher if potential effects of post-Q2 trading and lowering of previously provided forward guidance are considered

•	A comprehensive sale process was conducted to maximize shareholder value with strong independent board oversight

•

Board, with the support of independent advisors, proactively initiated a comprehensive review of strategic options, including remaining a standalone company, following an analysis of the business performance and financial outlook

•	Engaged with eight potentially interested parties, including proactive outreach to seven financial sponsors

•	No strategic acquirers expressed indication of interest of formal transaction proposal since Avalara’s IPO, including during the one-month period following public rumors of a sale

•	Board negotiated with Vista extensively following its revised offer, resulting in several price increases

Avalara urges shareholders to vote today “FOR” the value maximizing transaction with Vista using the WHITE proxy card to receive $93.50 per share.

Avalara shareholders who need assistance in voting their shares may call toll-free Avalara’s proxy solicitor, Innisfree M&A Incorporated, at (877) 687-1873 (U.S. or Canada) or +1 (412) 232-3651 (international). A special meeting of Avalara’s shareholders to be held virtually in connection with the proposed merger on October 14, 2022, at 9:00 a.m., Eastern Time. Shareholders will be able to attend the meeting by visiting www.cesonlineservices.com/avlr22_vm, where they will be able to listen to the special meeting, submit questions, and vote. To participate in the special meeting, shareholders must pre-register at www.cesonlineservices.com/avlr22_vm by 9:00 a.m., Eastern Time on Thursday, October 13, 2022. Shareholders will not be able to attend the meeting in person.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Avalara, and Simpson Thacher & Bartlett LLP and Perkins Coie LLP are acting as legal counsel.

About Avalara

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Brazil, Europe, and India. More information at avalara.com.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara, Inc. (“Avalara”) and affiliates of Vista Equity Partners and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara has filed a definitive proxy statement on Schedule 14A on September 12, 2022 (the “Proxy Statement”) relating to a special meeting of its shareholders with the Securities and Exchange Commission (the “SEC”). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the Proxy Statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The Proxy Statement has been filed with the SEC and mailed or otherwise made available to Avalara shareholders. Shareholders will be able to obtain a copy of the Proxy Statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests is contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; and (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021, Quarterly Report on Form 10-Q for the period ended March 31, 2022 and Quarterly Report on Form 10-Q for the period ended on June 30, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

For investor inquiries, contact:

Jennifer Gianola

jennifer.gianola@avalara.com

650-499-9837

For media inquiries, contact:

Jesse Hamlin

media@avalara.com

518-281-0631